UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MOBIQUITY TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPIES

MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Telephone: (516) 256-7766

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on June 5, 2017

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Mobiquity Technologies, Inc. (the “Company”) on June 5, 2017, at 11:00 A.M. Eastern Daylight Time at 1400 Old Country Road, Lower Concourse Conference Room, Westbury, NY 11590 for the following purpose:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 500,000,000 shares, $.0001 par value to 900,000,000 shares, $.0001 par value.

Proposal No. 1 is more fully described in the proxy statement accompanying this Notice.

The record date for the Special Meeting is April 17, 2017. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors, Sincerely, /s/ Dean L. Julia, Co- Chief Executive and Director

Garden City, New York

April __, 2017

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided or vote by facsimile or email as instructed in the proxy statement. Any shareholder attending the meeting may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 5, 2017:

The Proxy Statement is
available at http://www.mobiquitytechnologies.com/proxy2017

PRELIMINARY COPIES

MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Telephone: (516) 256-7766

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 5, 2017

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (the “Board”) of Mobiquity Technologies, Inc. (the “Company”) is soliciting your proxy to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 5, 2017 located at 1400 Old Country Road, Lower Concourse, Westbury, NY 11590 at 11:00 A.M. (New York Time), including any adjournments or postponements of the Special Meeting. You are invited to attend the Special Meeting to vote on the proposal described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the enclosed envelope, or follow the instructions below to submit your proxy by facsimile, email or internet voting.

The Company intends to mail this proxy statement and accompanying proxy card on or about April 24, 2017 to all shareholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders of record at the close of business on April 17, 2017, will be entitled to vote at the Special Meeting. On the record date, there were ___________ shares of common stock of the Company issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on April 17, 2017, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (“CST&T), then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided or vote by proxy via facsimile or email as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 17, 2017, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

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What am I voting on?

There is one (1) proposal scheduled for a vote:

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 500,000,000 shares, $.0001 par value to 900,000,000 shares, $.0001 par value.

How do I vote?

For Proposal No. 1, you may either vote “For” or “Against” or “Abstain” from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Special Meeting, vote by proxy using the enclosed proxy card, vote by proxy via facsimile or email or by internet voting. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	In Person. To vote in person, come to the Special Meeting, and we will give you a ballot when you arrive.

•	By Mail. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct.

•	By Fax. To vote by facsimile, complete, sign and date the enclosed proxy card and fax it to our transfer agent, CST&T at 212-509-5152. Your vote must be received on or before 11 AM New York Time on June 2, 2017, to be sure your vote is counted.

•

By Email. To vote by email, complete, sign and date the enclosed proxy card and scan and email it to proxy@continentalstock.com. Your vote must be received by 11 AM New York Time on June 2, 2017, to be sure your vote is counted.

•	By Internet. To vote through the Internet, you may submit a proxy electronically on the Internet by following the instructions provided on the enclosed proxy card. Please have the proxy card in hand when you log onto the website.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of April 17, 2017.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” Proposal No. 1.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, although the Company does not presently intend to hire a proxy solicitor. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

The Notice of Meeting/Proxy Statement is available at http://www.mobiquitytechnologies.com/proxy2017.pdf.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a timely written notice that you are revoking your proxy to Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, Attention: Proxy Department, which withdrawal notice must be received by CST&T on or before 5:00 P.M. New York Time on June 2, 2017.

•	You may attend the Special Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for Proposal No. 1, and will have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes will not be counted towards the vote total for Proposal No. 1 and broker non-votes have the same effect as “Against” votes with respect to Proposal No. 1. Broker non-votes are expected to be limited with respect to Proposal No. 1 for the reasons described below.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock (Proposal 1) is considered to be a routine matter under the NYSE rules and your broker will be able to vote on this proposal if it does not receive instructions from you, so long as it holds your shares in its name.

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How many votes are needed to approve the proposal?

For Proposal No. 1 to be approved, the matter must receive a “For” vote from the majority of shares outstanding. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares are present at the meeting in person or represented by proxy. On the record date, there were ___________ shares outstanding and entitled to vote. Thus, the holders of a majority of the aforementioned shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in accordance with the instructions contained herein. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the meeting.

PROPOSAL NO. 1

AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Introduction

Our Certificate of Incorporation currently authorizes the issuance of 500,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of Preferred Stock, $.0001 par value. Proposal No. 1 has no effect on authorized shares of Preferred Stock, __________ shares of which were outstanding on the Record Date.

Description of the Amendment

Recently, our Board of Directors unanimously approved an amendment to Article Fourth of our Certificate of Incorporation, subject to shareholder approval (in the form appended hereto as Appendix I), to increase the number of shares of common stock authorized for issuance under the Certificate of Incorporation from 500,000,000 shares, $.0001 par value, to 900,000,000 shares, $.0001 par value. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

RESOLVED, that the Corporation is hereby authorized to amend Article Fourth of the Corporation’s Certificate of Incorporation by deleting such Article Fourth in full and replacing it with the following:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is nine-hundred five million (905,000,000), of which nine-hundred million (900,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to ninety thousand ($90,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Certificate of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Department of State for the State of New York, and (iii) pay any fees and take any other action necessary to effect the Certificate of Amendment and the foregoing resolution.

The Company shall have the right to make any additional changes to the proposed amendment as required by the Department of State to complete the purpose of such filing.

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If the Amendment to the Certificate of Incorporation is approved by a majority of the outstanding common stock, it will become effective upon its filing with the New York Department of State of the State. The Company expects to file the Amendment to the Certificate of Incorporation with the New York Department of State promptly after its approval by shareholders.

Purpose of the Amendment

Since inception, we have incurred losses and anticipate that we may continue to incur losses for the foreseeable future. To fund operations, we will need to rely on additional financings from the sale of our securities.

As of December 31, 2016, we have __________ shares of common stock issued and outstanding. The Company has reserved for issuance 24,000,000 shares of common stock under each of its existing 2005, 2009 and 2016 Employee Compensation and Benefit Plans. As of December 31, 2016, the Company has granted under the aforementioned Plans, an aggregate of ________ Options. Outside of the Stock Option Plans, the Company has granted non-statutory stock options totaling _________ shares. Also, the Company has issued in private placement offerings and to others warrants to purchase _________ shares of the Company’s common stock. The Company has outstanding notes convertible into an aggregate of _________ shares, including accrued interest through December 31, 2016. The Company has outstanding Preferred Stock currently convertible into an aggregate of ________ shares of Common Stock. Accordingly, the Company has outstanding or reserved for issuance an aggregate of ________ shares of Common Stock.

As a result of the Company’s history of operating losses and its survival has depended and is currently dependent on raising external financing to continue its operations, the Company needs a “FOR” vote in favor of Proposal No. 1 in order to provide for the contingency of potentially issuing additional shares of common stock above the Company’s currently authorized common share amount, after due consideration is given for the currently issued and outstanding and reserved shares issuable upon conversion of common stock equivalents.

Accordingly, our current amount of authorized and unissued shares of common stock will not be sufficient for both our commitments under outstanding options, warrants and convertible notes and preferred stock and our future financing needs. Thus, we need to increase the shares of common stock authorized by our Certificate of Incorporation.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Certificate of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our shareholders, except as provided under applicable New York law or any national securities exchange, if any, on which shares of our common stock are then listed or traded. In addition, if the Board of Directors elects to issue, if any, additional shares of common stock, such issuance could have a dilutive effect on the earnings (losses) per share, voting power and holdings of current shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO FILE AN AMENDMENT WITH THE DEPARTMENT OF STATE OF THE STATE OF NEW YORK TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 SHARES TO 900,000,000 SHARES, WITH THE PAR VALUE REMAINING THE SAME AT $.0001 PER SHARE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March __, 2017, we have _________ shares of common stock outstanding. The only persons of record who presently hold or are known to own (or believed by the company to own) beneficially more than 5% of the outstanding shares of such class of stock is listed below. The following table also sets forth certain information as to holdings of our common stock of all officers and directors individually, and all officers and directors as a group. Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

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Name and Address of Beneficial Owner (1)	Number of Common Shares	Percentage (%)
Thomas Arnost (2)	41,588,874
Michael D. Trepeta (3)	4,466,402
Dean L. Julia (3)	4,436,901
Sean Trepeta (4)	2,950,001
Sean McDonnell (5)	550,000
Paul Bauersfeld (6)	3,700,000
All directors and officers as a group (six persons) (7)	57,692,177
Clyde Berg/Carl Berg (8)	76,925,101

________________

*Represents less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and is generally determined by voting powers and/or investment powers with respect to securities. Unless otherwise noted, all of such shares of common stock listed above are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person or entity’s percentage of ownership is determined by assuming that any options or convertible securities held by such person or entity, which are exercisable within sixty (60) days from the date hereof, have been exercised or converted as the case may be, but not for the purposes of determining the number of outstanding shares held by any other named beneficial owner. All addresses are c/o Mobiquity Technologies, Inc. 600 Old Country Road, Suite 541, Garden City, NY 11530.
(2)	Includes 39,73,874 shares, warrants to purchase 500,000 shares and options to purchase 1,350,000 shares.
(3)	Mr. Trepeta’s beneficial ownership includes 1,016,402 shares and options to purchase 3,450,000 shares. Mr. Julia’s beneficial ownership includes 986,901 shares and options to purchase 3,450,000 shares.
(4)	Includes 1,000,000 shares and options/warrants to purchase 1,950,001 shares.
(5)	Includes 166,667 shares and options/warrants to purchase 383,333 shares.
(6)	Includes 100,000 shares and options to purchase 3,600,000 shares.
(7)	Includes all the securities referenced in notes (2) through (6).
(8)	Clyde Berg directly owns 4,966,667 shares and Berg & Berg Enterprises directly owns 1,000,000 shares. The Clyde J. Berg Trust owns 666,666 shares of common stock. The foregoing persons also own warrants to purchase 2,416,668 shares. Berg & Berg Enterprises also owns 678,751 shares of Series AAA Preferred Stock which are convertible into 67,875,100 shares of common stock. In the event the 678,751 shares of Series AAA preferred stock is converted, then the beneficial ownership by the Bergs will increase to 144,800,201 shares as a result of the issuance of 67,875,100 warrants. The amounts shown in the table and the footnotes reflect the combined ownership of all these accounts.

OTHER MATTERS

As of the date of this Proxy Statement, management does not intend to present any other items of business other than Proposal No. 1 described herein.

By Order of the Board of Directors

Dean L. Julia

Co-Chief Executive Officer

Garden City, NY 11530

April 17, 2017

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APPENDIX I

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

MOBIQUITY TECHNOLOGIES, INC.

Under Section 805 of the Business Corporation Law

It is hereby certified that:

1. The name of the Corporation is Mobiquity Technologies, Inc.

2. The Certificate of Incorporation of the Corporation was filed by the Department of State on March 26, 1998 under the name Ace Marketing & Promotions, Inc.

3. The Certificate of Incorporation is amended as follows:

To amend Article FOURTH of the Certificate of Incorporation to increase the authorized number of shares of Common Stock. Currently the corporation is authorized to issue 500,000,000 common shares at $.0001 par value. The corporation shall add 400,000,000 common shares at a $.0001 par value for a total of 900,000,000 common shares with a $.0001 par value. The corporation’s authorized 5,000,000 preferred shares at $.0001 par value shall remain unchanged. Accordingly, Article FOURTH of the Certificate of Incorporation is hereby amended and changed in its entirety, to now read as follows:

“FOURTH. The total number of shares of stock which the corporation shall have authority to issue is nine-hundred five million (905,000,000), of which nine-hundred million (900,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to ninety thousand ($90,000) dollars, shall be common stock and of which five million (5,000,000) shares, par value of one-tenth of a mil ($.0001) each, amounting in the aggregate to five hundred ($500) dollars, shall be preferred stock.

The voting powers, designations, preferences and relative, participating optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of Section 502 of the Business Corporation Law of New York and the board of directors is expressly vested with authority to adopt one or more such resolutions.”

4. Pursuant to Section 803(a) of the Business Corporation Law, this amendment to the Certificate of Incorporation was authorized by unanimous consent of the board of directors of the Corporation on _________, 2017 pursuant to Section 708(b) of the Business Corporation Law and by a majority of the outstanding shares entitled to vote at a meeting of stockholders of the Corporation pursuant to Section 602(c) of the Business Corporation Law.

IN WITNESS WHEREOF, the undersigned hereby affirms that statements made herein are true and under penalties of perjury.

Dated: ___________, 2017	MOBIQUITY TECHNOLOGIES, INC.

By:
Dean L. Julia, Chief Executive Officer

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MOBIQUITY TECHNOLOGIES, INC.
600 Old Country Road, Suite 541

Garden City, NY 11530

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders:

The Notice and Proxy Statement are available at: http://www.mobiquitytechnologies.com/proxy2017

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOBIQUITY TECHNOLOGIES, INC.

SPECIAL MEETING OF SHAREHOLDERS

MONDAY, JUNE 5, 2017 AT 11:00 A.M. NEW YORK TIME

The undersigned appoints Dean L. Julia and Sean Trepeta and each of them as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Mobiquity Technologies, Inc. held of record by the undersigned at the close of business on April 17, 2017 at the Special Meeting of Shareholders of Mobiquity Technologies, Inc. to be held at 11:00 A.M. New York Time on June 5, 2017, or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Mobiquity Technologies, Inc.

VOTE BY INTERNET QUICK * * * EASY * * * IMMEDIATE

As a shareholder of Mobiquity Technologies, Inc., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., New York Time, on June 2, 2017.

Please DO NOT RETURN THE PROXY CARD IF YOU ARE Voting Electronically

˅ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ˅

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTIONS IS INDICATED, WILL BE VOTED “FOR” PROPOSAL NO.1. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.	Please mark your votes like this	X

1.	To approve an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 500,000,000 shares, $.0001 par value to 900,000,000 shares, $.0001 par value.

FOR __	AGAINST __	ABSTAIN__

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature__________________________________Signature______________________________________Date________________, 2017.

NOTE: Please sign exactly as name appears hereon. When Shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.